                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT is made and entered into as of this 14th day of May, 1996, by and among Hills Stores Company, a Delaware corporation (the "Company"), and the investors listed on Schedule I hereto (the "Investors").

         WHEREAS, the Investors as a group beneficially own in excess of ten percent (10%) of the Company's outstanding Common Stock, par value $.01 per share (the "Common Stock") and desire to sell all or a lesser amount of the shares of Common Stock held by the Investors pursuant to not more than three registration statements to be filed by the Company with the Securities and Exchange Commission.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Company and the Investors hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         (a)    "1933 Act" shall mean the Securities Act of 1933, as amended.

         (b) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

         (c) "Holder" shall mean (1) any Investor and (2) any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 8 hereof.

         (d) "Person" shall mean any natural person, corporation, business trust, joint venture, association, company or partnership.

         (e) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement.

         (f) "Registrable Securities" shall mean the Common Stock owned by the Investors, as shown on Schedule I hereto, and any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the foregoing.

         2.     Registration Procedures.  The Company shall:

         (a)(i) As soon as practicable and provided the Company is eligible to do so, prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 or any comparable or successor form thereto for the registration and sale of 925,000 shares of the Registrable Securities by the Holders from time to time (the "Registration Statement").

           (ii) Upon demand, and in accordance with Section 9 hereof, prepare and file with the SEC not more than two additional registration statements (also, "Registration Statements") for Registrable Securities.

         (b) Use its best efforts, subject to receipt of necessary information from the Holders, to cause each Registration Statement to become effective as soon as practicable after it has been filed with the SEC.

         (c) Subject to receipt of necessary information from the Holders, prepare and file with the SEC with all reasonable speed under the circumstances such amendments and supplements to each Registration Statement and the prospectus used in connection therewith and such reports as may be required to be filed pursuant to the 1934 Act to keep the Registration Statement effective until the earlier of (i) the time all the Registrable Securities have been sold pursuant thereto or otherwise; or (ii) two years from the date on which the Registration Statement becomes effective, subject to extension pursuant to the last sentence of Section 3.

         (d)(i) Furnish to the Holders such numbers of copies of a prospectus and, if applicable, a prospectus supplement or supplements, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

           (ii) Furnish to the New York Stock Exchange such number of copies of the prospectus and, if applicable, the prospectus supplement(s), as it may require for posting or other availability in its reference library.

         (e) Use its best efforts to register and qualify the securities covered by each Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling Holders, then such expenses shall be payable by selling Holders in proportion to the amount of particular Registrable Securities being sold by each such selling Holder and included in such registration, to the extent required by such jurisdiction.



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
         (f) Notify each Holder of Registrable Securities covered by each Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements (or periodic or current reports pursuant to Section 13 or 15(d) of the 1934 Act) which may be required pursuant to subparagraph (c) of this
                Section 2 on account of such event and, if applicable, use its best efforts to cause each such amendment and supplement to become effective.

         3. Transfer of Shares After Registration. Each Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the 1933 Act except in compliance with the 1933 Act. In addition, each Holder hereby severally covenants with the Company not to make any sale of any Registrable Securities included in a Registration Statement without effectively causing the prospectus delivery requirement under the 1933 Act to be satisfied and to promptly advise the Company of any changes in the information concerning the Holder contained in such a Registration Statement. Each Holder acknowledges that occasionally there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate periodic or current report with the SEC pursuant to the 1934 Act. Each Holder hereby covenants that it will not offer or sell any Registrable Securities pursuant to any prospectus during the period commencing at the time at which the Company gives the Holder notice of the suspension of the use of said prospectus and ending at the time the Company gives the Holder notice that the Holder may thereafter effect sales pursuant to said prospectus. In the event that any such period (a "Blackout Period") extends for more than 90 days, the Company shall extend the two-year period of time referred to in Section 2(c)(ii) during which the Registration Statement shall remain effective by the number of days in such Blackout Period.

         4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         5. Registration Expenses. All expenses (excluding underwriting discounts and selling commissions and fees and expenses of any legal counsel for the selling Holders) incurred in connection with each registration pursuant to
Section 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or Blue Sky laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and any additional registration and qualification fees shall be borne by the Company. All underwriting discounts and selling commissions applicable to the sale of particular Registrable Securities shall be borne by the Holders selling such securities.

         6. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         7. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder (including its officers, directors, affiliates and partners) joining in a registration, any underwriter (as defined in the 1933 Act) for it or him, and each person, if any, who controls such Holder, or such underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder (including such officers, directors, affiliates and partners), such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder (including such officers, directors, affiliates and partners), underwriter or controlling person.


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
         (b) To the extent permitted by law, each Holder joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the 1933 Act, and any underwriter for the Company (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Company or any such director, officer, controlling Person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed) and provided further that no Holder shall have any liability under this Section 7(b) in excess of the net proceeds actually received by it or him in the relevant public offering.

         (c)    Promptly after receipt by an indemnified party under this
                Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel satisfactory to the indemnified party and shall pay as incurred the fees and disbursements of such counsel related to the action; provided that, (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and or other indemnified parties which are different from or additional to those available to the indemnifying party or that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, the indemnified party shall be permitted to retain (at the indemnifying party's expense if such expense is otherwise required to be assumed by it under this Section 7) counsel of its choice with respect to such action. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel, separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same allegations or circumstances. The failure to notify an indemnifying party promptly of the commencement of any such action, to the extent prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve such indemnifying party of any liability to any indemnified party otherwise than under this
                Section 7.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless a party that would have been an indemnified party under such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party and to the extent permitted by law, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the violation of law related to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such violation of law. The parties agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(d) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of any Holder of Registrable Securities in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) arising under this Section 7(d) shall not in any event exceed an amount equal to the


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
                net proceeds to such Holder from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

         8. Transfer of Registration Rights. The registration rights of any Holder (and of any permitted transferee thereof or its permitted transferees) under this Agreement with respect to any shares of Registrable Securities may be transferred to any transferee who acquires (otherwise than in a registered public offering or pursuant to Rule 144 promulgated under the 1933 Act) such shares of Registrable Securities, provided, however, that the transferee acquires not less than 50,000 shares of Registrable Securities and provided, further, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned. Notwithstanding the foregoing, the Company shall not be obligated to prepare and file more than three Registration Statement, as provided in Section 2 hereof.

         9. Upon demand on or before May 13, 1999 by a Holder or Holders of not less than 50,000 shares of Registrable Securities for the registration of at least 50,000 shares of Registrable Securities, the Company agrees to prepare and file a second registration statement, or a third registration statement if the second one has been theretofore filed, in addition to the Registration Statement referred to in Section 2(a)(i) hereof, as soon as reasonably practicable after the availability of its appropriate audited financial statements and notice to and opportunity of other Holders, if any, to have their Registrable Securities included in such registration. All the terms and provisions hereof referring to a "Registration Statement" other than Section 2(a)(i) shall apply to each of such additional registration statements.

         If such demand is made for the additional registration statement, the Company will give written notice thereof to all other Holder(s) of outstanding Registrable Securities at least 15 days before the filing with the SEC of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Holder(s) making the demand. The notice shall offer to include in such filing the amount of Registrable Securities as such other Holder(s) may request. Each Holder of any such Registrable Securities desiring to have Registrable Securities registered under this subsection shall (i) advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the amount of Registrable Securities for which registration is requested and (ii) deliver to the Company a letter from counsel to such holder to the effect that registration under the Securities Act is or may be required for the sale of Registrable Securities.

         10. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any


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
merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the 1933 Act.

         11.    Miscellaneous.

         (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

         (b) This Agreement may be amended and compliance with any provision of this Agreement may be omitted or waived only by the written agreement of (i) the Company and (ii) the Holders of at least 80% of the Registrable Securities.

         (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws. Each of the parties hereto agrees that any suit for the enforcement of this Agreement may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit be made upon such party by mail, the address provided in accordance with
                Section 10(d). Each party hereby waives any objection that it may now or hereafter have to venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         (d) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered by hand or mailed by certified or registered mail, return receipt requested, postage prepaid, or by telecopier addressed as follows:

                if to the Company:   Hills Stores Company
                                     15 Dan Road
                                     Canton, MA 02021
                                     Attention:  Vice President-Secretary
                                     Telecopier: (617) 821-6966

                if to any Investor at the address set forth on Schedule I;

                if to any subsequent Holder to it at such address as may have been furnished to the Company in writing by such Holder;

                or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder of Registrable Securities) or to the

                Holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

         (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an agreement under seal, as of the day and year first above written.


                                   THE COMPANY:

                                   HILLS STORES COMPANY

[SEAL]

                                   By: /s/ Gregory K. Raven
                                       -----------------------------------------
                                       Its President and Chief Executive Officer



                                   THE INVESTORS:

                                   DICKSTEIN & CO., L.P.
                                   By: Dickstein Partners L.P.
                                   By: Dickstein Partners Inc.



                                   By: /s/ Alan S. Cooper
                                       -----------------------------------------
                                       Its  Vice President

                                   DICKSTEIN FOCUS FUND L.P.
                                   By: Dickstein Partners L.P.
                                   By: Dickstein Partners Inc.



                                   By: /s/ Alan S. Cooper
                                       -----------------------------------------
                                       Its  Vice President


                                   DICKSTEIN INTERNATIONAL LIMITED
                                   By: Dickstein Partners Inc., its agent

[SEAL]


                                   By: /s/ Alan S. Cooper
                                       -----------------------------------------
                                       Its  Vice President

                                   SCHEDULE I

                                LIST OF INVESTORS



Investors                                       Number of Registrable Securities
- ---------                                       --------------------------------
Dickstein & Co., L.P.                                     758,456
9 West 57th Street
Suite 4630
New York, NY  10019

Telecopier: 212-754-5825



Dickstein Focus Fund L.P.                                  86,095
9 West 57th Street
Suite 4630
New York, NY  10019

Telecopier: 212-754-5825



Dickstein International Limited                           364,619
129 Front Street
Hamilton HM12 Bermuda




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